UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2020

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2020, the Board of Directors of Park Hotels & Resorts Inc. (the “Company”) appointed Nancy M. Vu as Senior Vice President, General Counsel and Secretary of the Company, effective immediately.  As previously disclosed, Thomas C. Morey, who was appointed Executive Vice President and Chief Investment Officer of the Company in January 2020, would continue to serve as the Company’s General Counsel until his successor was appointed.  Following Ms. Vu’s appointment, Mr. Morey continues to serve as Executive Vice President and Chief Investment Officer of the Company.

Ms. Vu has been employed by the Company since 2016. She served the Company as Assistant General Counsel, Real Estate from October 2016 until June 2018, Vice President & Assistant General Counsel, Real Estate from July 2018 until January 2020 and as Senior Vice President & Deputy General Counsel from January 2020 until her appointment as Senior Vice President, General Counsel and Secretary in October 2020.  Prior to joining the Company, Ms. Vu served as Senior Director, Asset Management at Choice Hotels International, Inc. from 2014 to 2016.  Ms. Vu served as Senior Counsel at RLJ Lodging Trust from 2013 to 2014 and as Senior Counsel at Choice Hotels International, Inc. from 2010 to 2013. Ms. Vu received her Bachelor of Science degree from Georgetown University and her Juris Doctor degree from the University of San Diego.

A copy of the press release with respect to the announcement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.Item

9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated October 23, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: October 26, 2020	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President and Chief Financial Officer